UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 4, 2010

(Date of earliest event reported)

GT SOLAR INTERNATIONAL, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

 (603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

On August 4, 2010, GT Solar International, Inc. “furnished” a Current Report on Form 8-K (the “Initial Report”) announcing the release of financial results for the first quarter ended July 3, 2010 and incorporating those financial results into Item 2.01 and Item 7.01 of the Initial Report.  This Amendment No. 1 to the Initial Report is being filed to note a correction on the balance sheet included in the Initial Report.  In particular, this amendment is being furnished to correct the labeling on the balance sheet included in the Initial Report where the ‘Advances on inventory purchases’ and ‘Deferred costs’ labels were reversed.  On the balance sheet in the Initial Report, ‘Advances on inventory purchases’ were reported as $127,511 and are reported herein as $28,759 and ‘Deferred costs’ were reported as $28,759 and are reported herein as $127,511.  There are no changes to the actual financial results for the quarter.

Item 2.02  Results of Operations and Financial Condition.

On August 5, 2010, GT Solar International, Inc. issued a press release announcing the correction of the labeling on the balance sheet as of July 3, 2010.  The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on August 5, 2010, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press release issued August 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT SOLAR INTERNATIONAL, INC.

Date: August 5, 2010	/s/ Hoil Kim
	By:	Hoil Kim
	Its:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued August 5, 2010.